SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 25, 1996


        CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1996 providing for the issuance of Chase Commercial Mortgage
        Securities Corp.'s Mortgage Pass-Through Certificates,
        Series 1996-1)


                  Chase Commercial Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)



          New York                     333-05271                13-3728743
- -----------------------------         ------------         ------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
  of Incorporation)                   File Number)         Identification No.)


       380 Madison Avenue
       New York, New York                  10017-2951
     ---------------------                 ----------
     (Address of Principal                 (Zip Code)
      Executive Offices)


      Registrant's telephone number, including area code (212) 622-3510

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Item 5.           Other Events
                  ------------

                  The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule
415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-05271). Pursuant to a base prospectus, dated May 28, 1996 and a prospectus supplement, subject to completion, dated June 24, 1996, the Registrant plans to issue approximately $389,980,252 in aggregate principal amount of its Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series
1996-1 (the "Certificates") on July 30, 1996. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), by the underwriters in connection with the offering of the Certificates. Such Computational Materials are filed on even date herewith in paper form under cover of Form SE, pursuant to a continuing hardship exemption issued to the Registrant by the Securities and Exchange Commission.




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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHASE COMMERCIAL MORTGAGE
                                         SECURITIES CORP.



                                       By:  /s/ Jacqueline R. Slater
                                          -----------------------------------
                                            Name:   Jacqueline R. Slater
                                            Title:  President


Dated:  July 25, 1996



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EXHIBIT INDEX


Exhibit No.                       Description                      Page No.
- -----------                       -----------                      --------


     99            Computational Materials as prepared by the          5
                   underwriters in connection with the of-
                   fering of the Certificates filed in paper form under cover of Form SE on or about
                   July 25, 1996.






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